Vanguard Growth and Income Fund

Supplement Dated February 21, 2019, to the Prospectus and
Summary Prospectus Dated January 25, 2019

Prospectus and Summary Prospectus Text Changes
The “Average Annual Total Returns” table for Vanguard Growth and Income
Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Vanguard Growth and Income Fund Investor Shares
Return Before Taxes	–4.71%	8.40%	12.80%
Return After Taxes on Distributions	–6.64	6.48	11.62
Return After Taxes on Distributions and Sale of Fund Shares	–1.86	6.29	10.52
Vanguard Growth and Income Fund Admiral Shares
Return Before Taxes	–4.61%	8.52%	12.92%
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses, or taxes)	–4.38%	8.49%	13.12%

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.		PS 93 022019